UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2018

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue P.O. Box 58039 Santa Clara, CA		95052-8039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Applied Materials, Inc. (the “Company”) was held on March 8, 2018 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders cast their votes on five proposals, as set forth below.

Proposal 1.	Election of Directors.

Name of Nominee	For	Against	Abstain	Broker Non- Votes
Judy Bruner	757,581,695	6,556,131	2,101,089	135,376,587
Xun (Eric) Chen	761,694,364	2,382,931	2,161,620	135,376,587
Aart J. de Geus	759,679,051	4,377,658	2,182,206	135,376,587
Gary E. Dickerson	760,687,837	3,525,282	2,025,796	135,376,587
Stephen R. Forrest	761,493,248	2,602,145	2,143,522	135,376,587
Thomas J. Iannotti	746,886,704	17,160,928	2,191,283	135,376,587
Alexander A. Karsner	760,071,495	3,950,354	2,217,066	135,376,587
Adrianna C. Ma	762,372,648	1,771,030	2,095,237	135,376,587
Scott A. McGregor	761,475,589	2,456,231	2,307,095	135,376,587
Dennis D. Powell	753,670,653	10,275,655	2,292,607	135,376,587

Each of the ten nominees was elected to serve as a director for a one-year term and until he or she is succeeded by another qualified director who has been elected, or, if earlier, until his or her death, resignation or removal.

Proposal 2.	Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers for Fiscal Year 2017.

For	Against	Abstain	Broker Non- Votes
727,959,012	28,518,799	9,761,104	135,376,587

The compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting, was approved on an advisory basis.

Proposal 3.	Ratification of the Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2018.

For	Against	Abstain
880,504,026	17,804,153	3,307,323

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2018 was ratified.

Proposal 4.	Shareholder Proposal to Provide for Right to Act by Written Consent.

For	Against	Abstain	Broker Non- Votes
366,035,520	395,809,666	4,393,729	135,376,587

The shareholder proposal to provide for right to act by written consent was not approved.

Proposal 5.	Shareholder Proposal for Annual Disclosure of EEO-1 Data.

For	Against	Abstain	Broker Non- Votes
312,047,663	399,884,631	54,306,621	135,376,587

The shareholder proposal for annual disclosure of EEO-1 data was not approved.

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)

Dated: March 9, 2018

	By:	/s/ Thomas F. Larkins
Thomas F. Larkins
Senior Vice President, General Counsel and Corporate Secretary